EXHIBIT 99.1

Westamerica Bancorporation Reports First Quarter 2021 Financial Results

SAN RAFAEL, Calif., April 15, 2021 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq: WABC), parent company of Westamerica Bank, generated net income for the first quarter 2021 of $20.1 million and diluted earnings per common share ("EPS") of $0.75. First quarter 2021 results include “make-whole” interest income on corporate bonds redeemed prior to maturity, which increased EPS $0.02. These results compare to net income of $23.8 million and EPS of $0.89 for the fourth quarter 2020, which included a gain on sale of a closed branch building, “make-whole” interest income on corporate bonds redeemed before maturity, and a customary adjustment to the tax provision for filed 2019 tax returns, which increased EPS $0.15.

“Westamerica continues to support our customers during the pandemic. We have kept our branches open to continue providing full-service, and during the first quarter 2021, we originated $91 million in loans under the second round of the Paycheck Protection Program. Operating expenses have remained stable with first quarter 2020 pre-pandemic levels, and in the first quarter 2021 operating expenses represented only 47 percent of revenues on a fully-taxable equivalent basis. The predominance of checking and savings accounts within Westamerica’s deposit base resulted in a very low 0.03 percent annualized cost of funding our loan and bond portfolios during the first quarter 2021. Credit quality remained stable with nonperforming loans of $4.1 million at March 31, 2021,” said Chairman, President and CEO David Payne. “First quarter 2021 results generated an annualized 11.1 percent return on average common equity, and shareholders were paid a $0.41 per common share dividend during the quarter,” concluded Payne.

Net interest income on a fully-taxable equivalent (FTE) basis was $42.6 million for the first quarter 2021, including “make-whole” interest income on corporate bonds redeemed prior to maturity of $700 thousand. First quarter 2021 net interest income (FTE) compares to $43.3 million for the fourth quarter 2020, which included “make-whole” interest income on corporate bonds redeemed prior to maturity of $1.9 million. Average total deposits grew $92 million from the fourth quarter 2020 to the first quarter 2021. Checking and savings deposits represented ninety-seven percent of the Company’s average deposit base during the first quarter 2021 resulting in a 0.03 percent annualized cost of funding interest-earning assets.

At March 31, 2021, nonperforming loans totaled $4.1 million and the allowance for credit losses on loans was $23.5 million. The Company continues to work with loan customers requesting deferral of loan payments due to economic weakness caused by the pandemic. At March 31, 2021, loans with deferred payments included consumer loans totaling $1.8 million and one hospitality industry commercial real estate loan totaling $2.3 million (the commercial real estate loan borrower re-commenced payments on April 1, 2021).

Noninterest income for the first quarter 2021 totaled $10.2 million, compared to noninterest income for the fourth quarter 2020 of $14.0 million, which included a $3.5 million gain on sale of a closed branch building.

Noninterest expense for the first quarter 2021 was $24.9 million compared to $24.5 million for the fourth quarter 2020, and $24.7 million for the first quarter 2020.

Westamerica Bancorporation’s wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
Westamerica Bancorporation 1108 Fifth Avenue, San Rafael, CA 94901 Robert A. Thorson – SVP & Treasurer 707-863-6840 investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2020 filed on Form 10-K and quarterly report for the quarter ended September 30, 2020 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, cyber security risks, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward-looking statements are made.

	Public Information April 15, 2021
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
March 31, 2021

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q1'2021	Q1'2020	Change	Q4'2020

Net Interest and Fee Income (FTE)	$42,583	$40,547	5.0%	$43,292
Provision for Credit Losses	-	4,300	n/m	-
Noninterest Income	10,189	11,648	-12.5%	13,959
Noninterest Expense	24,906	24,664	1.0%	24,545
Income Before Taxes (FTE)	27,866	23,231	20.0%	32,706
Income Tax Provision (FTE)	7,719	6,269	23.1%	8,868
Net Income	$20,147	$16,962	18.8%	$23,838

Average Common Shares Outstanding	26,821	27,068	-0.9%	26,838
Diluted Average Common Shares	26,842	27,139	-1.1%	26,849

Operating Ratios:
Basic Earnings Per Common Share	$0.75	$0.63	19.0%	$0.89
Diluted Earnings Per Common Share	0.75	0.63	19.0%	0.89
Return On Assets (a)	1.23%	1.21%		1.44%
Return On Common Equity (a)	11.1%	9.7%		13.2%
Net Interest Margin (FTE) (a)	2.74%	3.10%		2.81%
Efficiency Ratio (FTE)	47.2%	47.3%		42.9%

Dividends Paid Per Common Share	$0.41	$0.41	0.0%	$0.41
Common Dividend Payout Ratio	55%	66%		46%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q1'2021	Q1'2020	Change	Q4'2020

Interest and Fee Income (FTE)	$43,058	$40,989	5.0%	$43,773
Interest Expense	475	442	7.5%	481
Net Interest and Fee Income (FTE)	$42,583	$40,547	5.0%	$43,292

Average Earning Assets	$6,244,622	$5,242,142	19.1%	$6,156,749
Average Interest-
Bearing Liabilities	3,130,227	2,648,581	18.2%	3,034,240

Yield on Earning Assets (FTE) (a)	2.77%	3.13%		2.84%
Cost of Funds (a)	0.03%	0.03%		0.03%
Net Interest Margin (FTE) (a)	2.74%	3.10%		2.81%
Interest Expense/
Interest-Bearing Liabilities (a)	0.06%	0.07%		0.06%
Net Interest Spread (FTE) (a)	2.71%	3.06%		2.78%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q1'2021	Q1'2020	Change	Q4'2020

Total Assets	$6,650,164	$5,655,460	17.6%	$6,562,753
Total Earning Assets	6,244,622	5,242,142	19.1%	6,156,749
Total Loans	1,251,540	1,123,934	11.4%	1,286,480
Total Commercial Loans	395,473	223,383	77.0%	426,564
Paycheck Protection Program (PPP) Loans	188,971	-	n/m	227,828
Commercial Loans	206,502	223,383	-7.6%	198,736
Commercial RE Loans	559,191	579,743	-3.5%	561,394
Consumer Loans	296,876	320,808	-7.5%	298,522
Total Investment Securities	4,440,621	3,845,885	15.5%	4,430,592
Debt Securities Available For Sale	3,947,549	3,135,743	25.9%	3,884,451
Debt Securities Held To Maturity	493,072	710,142	-30.6%	546,141
Total Interest-Bearing Cash	552,461	272,323	102.9%	439,677

Loans/Deposits	21.8%	23.3%		22.7%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q1'2021	Q1'2020	Change	Q4'2020

Total Deposits	$5,748,070	$4,828,988	19.0%	$5,655,768
Noninterest Demand	2,713,632	2,222,737	22.1%	2,736,348
Interest-Bearing Transaction	1,130,760	941,720	20.1%	1,071,576
Savings	1,746,815	1,496,362	16.7%	1,688,031
Time greater than $100K	71,241	73,849	-3.5%	71,306
Time less than $100K	85,622	94,320	-9.2%	88,507
Total Short-Term Borrowings	95,575	42,330	125.8%	114,820
Other Borrowed Funds	214	-	n/m	-
Shareholders' Equity	735,496	705,330	4.3%	720,473

Demand Deposits/
Total Deposits	47.2%	46.0%		48.4%
Transaction & Savings
Deposits / Total Deposits	97.3%	96.5%		97.2%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q1'2021
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)

Interest & Fee Income Earned
Total Earning Assets (FTE)	$6,244,622	$43,058	2.77%
Total Loans (FTE)	1,251,540	14,684	4.76%
Total Commercial Loans (FTE)	395,473	4,005	4.11%
PPP Loans	188,971	1,853	3.98%
Commercial Loans (FTE)	206,502	2,152	4.23%
Commercial RE Loans	559,191	7,341	5.32%
Consumer Loans	296,876	3,338	4.56%
Total Investments (FTE)	4,440,621	28,236	2.54%
Total Interest-Bearing Cash	552,461	138	0.10%

Interest Expense Paid
Total Earning Assets	6,244,622	475	0.03%
Total Interest-Bearing Liabilities	3,130,227	475	0.06%
Total Interest-Bearing Deposits	3,034,438	459	0.06%
Interest-Bearing Transaction	1,130,760	89	0.03%
Savings	1,746,815	250	0.06%
Time less than $100K	85,622	42	0.20%
Time greater than $100K	71,241	78	0.44%
Total Short-Term Borrowings	95,575	16	0.07%
Other Borrowed Funds	214	-	0.35%

Net Interest Income and
Margin (FTE)		$42,583	2.74%

	Q1'2020
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)

Interest & Fee Income Earned
Total Earning Assets (FTE)	$5,242,142	$40,989	3.13%
Total Loans (FTE)	1,123,934	13,910	4.98%
Commercial Loans (FTE)	223,383	2,776	5.00%
Commercial RE Loans	579,743	7,599	5.27%
Consumer Loans	320,808	3,535	4.43%
Total Investments (FTE)	3,845,885	26,223	2.73%
Total Interest-Bearing Cash	272,323	856	1.24%

Interest Expense Paid
Total Earning Assets	5,242,142	442	0.03%
Total Interest-Bearing Liabilities	2,648,581	442	0.07%
Total Interest-Bearing Deposits	2,606,251	434	0.07%
Interest-Bearing Transaction	941,720	84	0.04%
Savings	1,496,362	217	0.06%
Time less than $100K	94,320	54	0.23%
Time greater than $100K	73,849	79	0.43%
Total Short-Term Borrowings	42,330	8	0.07%

Net Interest Income and
Margin (FTE)		$40,547	3.10%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q1'2021	Q1'2020	Change	Q4'2020

Service Charges on Deposits	$3,304	$4,248	-22.2%	$3,452
Merchant Processing Services	2,560	2,358	8.6%	2,713
Debit Card Fees	1,601	1,468	9.0%	1,643
Trust Fees	801	777	3.1%	765
ATM Processing Fees	601	579	3.8%	570
Other Service Fees	469	506	-7.2%	457
Financial Services Commissions	70	125	-44.0%	66
Gains on Sales of Real Property	-	-	n/m	3,536
Other Noninterest Income (5)	783	1,587	-50.7%	757
Total Noninterest Income	$10,189	$11,648	-12.5%	$13,959

Total Revenue (FTE)	$52,772	$52,195	1.1%	$57,251
Noninterest Income/Revenue (FTE)	19.3%	22.3%		24.4%
Service Charges/Avg. Deposits (a)	0.23%	0.35%		0.24%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.98	$7.76	2.9%	$8.49

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q1'2021	Q1'2020	Change	Q4'2020

Salaries & Benefits	$12,665	$13,018	-2.7%	$12,291
Occupancy and Equipment	4,880	4,932	-1.1%	4,900
Outsourced Data Processing	2,390	2,405	-0.6%	2,359
Professional Fees	942	389	142.2%	722
Courier Service	504	491	2.6%	502
Amortization of
Identifiable Intangibles	69	73	-5.5%	69
Other Noninterest Expense	3,456	3,356	3.0%	3,702
Total Noninterest Expense	$24,906	$24,664	1.0%	$24,545

Noninterest Expense/
Avg. Earning Assets (a)	1.62%	1.89%		1.59%
Noninterest Expense/Revenues (FTE)	47.2%	47.3%		42.9%

8. Allowance for Credit Losses.
	(dollars in thousands)
			%
	Q1'2021	Q1'2020	Change	Q4'2020

Average Total Loans	$1,251,540	$1,123,934	11.4%	$1,286,480

Beginning of Period Allowance for
Credit Losses on Loans (ACLL)	$23,854	$19,484	22.4%	$24,142
Adoption of ASU 2016-13(1)	-	2,017	n/m	-
Beginning of Period ACLL	23,854	21,501	10.9%	24,142
Provision for Credit Losses	-	4,300	n/m	7
Net ACLL Losses	(371)	(997)	-62.8%	(295)
End of Period ACLL	$23,483	$24,804	-5.3%	$23,854
Gross ACLL Recoveries /
Gross ACLL Losses	60%	37%		69%
Net ACLL Losses /
Avg. Total Loans (a)	0.12%	0.36%		0.09%

	(dollars in thousands)
			%
	3/31/21	3/31/20	Change	12/31/20
Allowance for Credit Losses on Loans	$23,483	$24,804	-5.3%	$23,854
Allowance for Credit Losses on
HTM Securities (2)	9	16	-44.6%	9
Total Allowance for Credit Losses	$23,492	$24,820	-5.4%	$23,863

Allowance for Unfunded
Credit Commitments	101	53	90.0%	101

9. Credit Quality.
	(dollars in thousands)
			%
	3/31/21	3/31/20	Change	12/31/20

Nonperforming Loans:
Nonperforming Nonaccrual	$402	$419	-4.1%	$526
Performing Nonaccrual	3,569	3,933	-9.3%	3,803
Total Nonaccrual Loans	3,971	4,352	-8.8%	4,329
90+ Days Past Due Accruing Loans	132	178	-25.8%	450
Total	4,103	4,530	-9.4%	4,779
Repossessed Loan Collateral	-	43	n/m	-
Total Nonperforming Assets	$4,103	$4,573	-10.3%	$4,779

Total Loans Outstanding	$1,293,756	$1,121,243	15.4%	$1,256,243

Total Assets	6,912,481	5,628,126	22.8%	6,747,931

Loans:
Allowance for Credit Losses on Loans	$23,483	$24,804	-5.3%	$23,854
Allowance for Credit Losses on Loans /
Loans	1.82%	2.21%		1.90%
Nonperforming Loans/Total Loans	0.32%	0.40%		0.38%

10. Capital.
	(in thousands, except per-share amounts)
			%
	3/31/21	3/31/20	Change	12/31/20

Shareholders' Equity	$812,132	$705,546	15.1%	$844,809
Total Assets	6,912,481	5,628,126	22.8%	6,747,931
Shareholders' Equity/
Total Assets	11.75%	12.54%		12.52%
Shareholders' Equity/
Total Loans	62.77%	62.93%		67.25%
Tangible Common Equity Ratio	10.15%	10.58%		10.90%
Common Shares Outstanding	26,864	26,932	-0.3%	26,807
Common Equity Per Share	$30.23	$26.20	15.4%	$31.51
Market Value Per Common Share	62.78	58.78	6.8%	55.29

	(shares in thousands)
			%
	Q1'2021	Q1'2020	Change	Q4'2020

Total Shares Repurchased	4	180	n/m	91
Average Repurchase Price	$61.09	$51.52	n/m	$52.22
Net Shares (Issued) Repurchased	(57)	130	n/m	91

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	3/31/21	3/31/20	Change	12/31/20
Assets:
Cash and Due from Banks	$866,457	$304,628	184.4%	$621,275

Investment Securities:
Debt Securities Available For Sale	3,990,570	3,210,689	24.3%	4,063,185
Debt Securities Held To Maturity (3)	469,259	681,821	-31.2%	515,589

Loans	1,293,756	1,121,243	15.4%	1,256,243
Allowance For Credit Losses on Loans	(23,483)	(24,804)	-5.3%	(23,854)
Total Loans, net	1,270,273	1,096,439	15.9%	1,232,389

Other Real Estate Owned	-	43	n/m	-
Premises and Equipment, net	32,216	35,403	-9.0%	32,813
Identifiable Intangibles, net	1,035	1,318	-21.5%	1,105
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	160,998	176,112	-8.6%	159,903

Total Assets	$6,912,481	$5,628,126	22.8%	$6,747,931

Liabilities and Shareholders' Equity:
Deposits:
Noninterest-Bearing	$2,798,542	$2,183,283	28.2%	$2,725,177
Interest-Bearing Transaction	1,179,484	936,516	25.9%	1,102,601
Savings	1,791,636	1,514,431	18.3%	1,703,812
Time	154,171	165,196	-6.7%	156,389
Total Deposits	5,923,833	4,799,426	23.4%	5,687,979

Short-Term Borrowed Funds	95,479	52,664	81.3%	102,545
Other Borrowed Funds	1,681	-	n/m	-
Other Liabilities	79,356	70,490	12.6%	112,598
Total Liabilities	6,100,349	4,922,580	23.9%	5,903,122

Shareholders' Equity:
Common Equity:
Paid-In Capital	469,885	466,472	0.7%	466,041
Accumulated Other
Comprehensive Income	68,901	171	n/m	114,412
Retained Earnings	273,346	238,903	14.4%	264,356
Total Shareholders' Equity	812,132	705,546	15.1%	844,809

Total Liabilities and
Shareholders' Equity	$6,912,481	$5,628,126	22.8%	$6,747,931

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q1'2021	Q1'2020	Change	Q4'2020
Interest & Fee Income:
Loans	$14,581	$13,809	5.6%	$14,999
Investment Securities:
Equity Securities	110	103	6.9%	110
Debt Securities Available For Sale (4)	24,889	21,315	16.8%	24,947
Debt Securities Held To Maturity	2,598	3,908	-33.5%	2,793
Interest-Bearing Cash	138	856	-83.9%	112
Total Interest & Fee Income	42,316	39,991	5.8%	42,961

Interest Expense:
Transaction Deposits	89	84	6.5%	90
Savings Deposits	250	217	15.0%	246
Time Deposits	120	133	-9.9%	126
Short-Term Borrowed Funds	16	8	99.9%	19
Total Interest Expense	475	442	7.4%	481

Net Interest Income	41,841	39,549	5.8%	42,480

Provision for Credit Losses	-	4,300	n/m	-

Noninterest Income:
Service Charges	3,304	4,248	-22.2%	3,452
Merchant Processing Services	2,560	2,358	8.6%	2,713
Debit Card Fees	1,601	1,468	9.0%	1,643
Trust Fees	801	777	3.1%	765
ATM Processing Fees	601	579	3.8%	570
Other Service Fees	469	506	-7.2%	457
Financial Services Commissions	70	125	-44.0%	66
Gains on Sales of Real Property	-	-	n/m	3,536
Other Noninterest Income (5)	783	1,587	-50.7%	757
Total Noninterest Income	10,189	11,648	-12.5%	13,959

Noninterest Expense:
Salaries and Benefits	12,665	13,018	-2.7%	12,291
Occupancy and Equipment	4,880	4,932	-1.1%	4,900
Outsourced Data Processing	2,390	2,405	-0.6%	2,359
Professional Fees	942	389	142.2%	722
Courier Service	504	491	2.6%	502
Amortization of Identifiable Intangibles	69	73	-5.5%	69
Other Noninterest Expense	3,456	3,356	3.0%	3,702
Total Noninterest Expense	24,906	24,664	1.0%	24,545

Income Before Income Taxes	27,124	22,233	22.0%	31,894
Income Tax Provision	6,977	5,271	32.4%	8,056
Net Income	$20,147	$16,962	18.8%	$23,838

Average Common Shares Outstanding	26,821	27,068	-0.9%	26,838
Diluted Common Shares Outstanding	26,842	27,139	-1.1%	26,849

Per Common Share Data:
Basic Earnings	$0.75	$0.63	19.0%	$0.89
Diluted Earnings	0.75	0.63	19.0%	0.89
Dividends Paid	0.41	0.41	0.0%	0.41

Footnotes and Abbreviations:

(1) Effective January 1, 2020, the Company adopted Accounting Standards Update (ASU) 2016-13, Financial Instruments - Credit Losses: Measurement of Credit Losses on Financial Instruments ("CECL"), resulting in a period opening adjustment to the allowance for credit losses for loans and held-to-maturity debt securities, other liabilities, deferred tax assets, and shareholders' equity.

(2) In the fourth quarter 2020, the Company recorded a $7 thousand reversal of provision for credit losses on Debt Securities Held To Maturity and the balance of the allowance for credit losses on Debt Securities Held To Maturity was reduced from $16 thousand at September 30, 2020 to $9 thousand at December 31, 2020.

(3) The Company adopted ASU 2016-13, effective January 1, 2020. Debt Securities Held To Maturity of $469,259 thousand at March 31, 2021, $515,589 thousand at December 31, 2020 and $681,821 thousand at March 31, 2020 are net of related reserve for expected credit losses of $9 thousand, $9 thousand and $16 thousand, respectively.

(4) Interest income on Debt Securities Available For Sale included make-whole interest income on called corporate bonds of $700 thousand in the first quarter 2021 and $1.9 million in the fourth quarter 2020.

(5) The Company received $603 thousand in excess of amounts charged-off in prior periods on a purchased loan during the first quarter 2020, representing the recovery of a purchased loan credit-risk discount.

(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a relatively large portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.

(a) Annualized

Certain amounts in prior periods have been reclassified to conform to the current presentation.